EXHIBIT 10.37

Execution Copy March 31, 2015

RESEARCH COLLABORATION AGREEMENT

between

ORGANOVO, INC.

and

L’OREAL USA PRODUCTS, INC.

Dated as of March 31, 2015

7.5.	Publications	22
7.6.	Return of Confidential Information	22
7.7.	Privileged Communications	22

ARTICLE 8	REPRESENTATIONS AND WARRANTIES	23

8.1.	Representations and Warranties	23
8.2.	DISCLAIMER OF WARRANTIES	23

ARTICLE 9	INDEMNITY	24

9.1.	Indemnification of Organovo	24
9.2.	Indemnification of L’Oreal	24
9.4.	Special, Indirect and Other Losses	24
9.5.	Insurance	24

ARTICLE 10	TERM AND TERMINATION	25

10.1.	Term and Expiration	25
10.2.	Validation and Option Agreement	25
10.3.	Commercial Supply Agreement	25
10.4.	Termination	25
10.5.	Rights in Bankruptcy	26
10.6.	Consequences of Expiration and Termination	26
10.7.	Remedies	27
10.8.	Accrued Rights; Surviving Obligations	27

ARTICLE 11	MISCELLANEOUS	27

11.1.	Force Majeure	27
11.2.	Export Control	27
11.3.	Assignment	27
11.4.	Severability	28
11.5.	Dispute Resolution	28
11.6.	Governing Law	29
11.7.	Notices	29
11.8.	Entire Agreement; Amendments	30
11.9.	English Language	30
11.10.	Equitable Relief	30
11.11.	Waiver and Non-Exclusion of Remedies	30
11.12.	No Benefit to Third Parties	31
11.13.	Further Assurance	31
11.14.	Relationship of the Parties	31
11.15.	References	31
11.16.	Construction	31
11.17.	Counterparts	31

SCHEDULES

Schedule 1.41#L’Oreal Pre-Existing Items

Schedule 1.51#Organovo Pre-Existing Items

Schedule 1.59#Phase 1 Performance Criteria

Schedule 1.63#Phase 2 Performance Criteria

Schedule 1.67#Phase 3 Performance Criteria

Schedule 3.2.1#Development Plan

Schedule 7.4#Press Releases

Schedule 10.2Terms of Validation and Option Agreement

Schedule 10.3Terms of Commercial Supply Agreement

# - As of the date of this submission, the parties have not yet developed the schedules.

RESEARCH COLLABORATION AGREEMENT

Between

ORGANOVO, Inc.	(hereinafter “ORGANOVO”)
Entity Registration Number	Organized and existing under the laws of: the State of Delaware.
Headquarter Address	6275 Nancy Ridge Drive, San Diego, CA 92121

Project Manager (*/()	[1]***
Lawyer (*/()	***

Contact person (*/() (follow-up, signature process, archiving of the signed agreement)	***
Address (where to send the signed agreement)	6275 Nancy Ridge Drive, Suite 110, CA 92121

Name	Represented by: Keith Murphy (who warrants that s/he is duly authorized to sign)
Title	Chief Executive Officer
Date:	03/31/2015
Signature:	/s/ Keith Murphy

And

L’OREAL USA Products, Inc.	(hereinafter “L’OREAL”)
Entity Registration Number	Organized and existing under the laws of the State of Delaware.
Headquarter Address	575 Fifth Avenue, New York, NY 10017.

Project Manager (*/()	***
Bus. Dev. (*/()	***
Lawyer (*/()	***

Contact person (*/() (follow-up, signature process, archiving of the signed agreement)	***
Address (where to send the signed agreement)	575 Fifth Avenue, New York, NY 10017.

Name	Represented by: *** (who warrants that s/he is duly authorized to sign)
Title	***
Date:	04/01/15
Signature:	/s/ ***

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L’OREAL and ORGANOVO shall hereinafter be designated collectively as the “Parties” and individually as the “Party.” This Research Collaboration Agreement (the “Agreement”) is made and entered into effective as of March 31, 2015 (the “Effective Date”).

Recitals

WHEREAS, Organovo controls certain intellectual property rights with respect to bioprinting; and

WHEREAS, Organovo and L’Oreal wish to collaborate on the development of Skin Models (as defined herein) for use in the Field (as defined herein) in the Territory (as defined herein).

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions set forth herein, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1
DEFINITIONS

Unless otherwise specifically provided herein, the following terms shall have the following meanings:

1.1.“Affiliate” of a Person shall mean any other Person that directly, or indirectly through one or more intermediaries, as of the Effective Date or during the Term, controls, is controlled by or is under common control with such Person. For purposes of this definition only, “control” shall mean (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, resolution, regulation or otherwise, or (ii) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person.

1.2.“Agreement” has the meaning set forth in the preamble hereto.

1.3.“Applicable Law” means the applicable laws, rules, and regulations, including, without limitation, any rules, regulations, guidelines or other requirements of the Regulatory Authorities that may be in effect from time to time.

1.4.“Bioprinted *** Skin Model” shall have the meaning set forth in Section 1.78.

1.5.“Bioprinted 2*** Skin Model” shall have the meaning set forth in Section 1.78.

1.6.“Bioprinted *** Skin Model” shall have the meaning set forth in Section 1.78.

1.7.“Bio-Ink Technology” means any Know-How comprising Program Inventions relating to 3*** or Patents covering or claiming such  ***, in each case excluding    ***      .

1.8.“Breaching Party” shall have the meaning set forth in Section 10.4.1.

1.9.“Business Day” means a day other than a Saturday or Sunday or a day on which banking institutions in San Diego, CA or Paris, France are permitted or required to be closed.

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3	5

1.10.“Commercial Supply Agreement” shall have the meaning set forth in Section 10.3.

1.11.“Commercial Supply Option” shall have the meaning set forth in Section 10.3.

1.12.“Confidential Information” shall have the meaning set forth in Section 7.1.

1.13.“Control” means, with respect to any item of information or other intellectual property, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise (other than by operation of the license and other grants in this Agreement), to assign or grant a license, sublicense or other right to or under such information or intellectual property right as provided for herein, without violating the terms of any agreement or other arrangement with any Third Party.

1.14.“Deliverables” means the Phase 1 Deliverables, the Phase 2 Deliverables and the Phase 3 Deliverables, as applicable.

1.15.“Development Activities” shall have the meaning set forth in Section 3.2.1.

1.16.“Development Plan” shall have the meaning set forth in Section 3.2.1.

1.17.“Dispute” shall have the meaning set forth in Section 11.5.1.

1.18.“Dollars” or “$” means United States Dollars.

1.19.“Effective Date” has the meaning set forth in the preamble hereto.

1.20.“Exploit” means to make, have made, import, use, sell, or offer for sale, including to research, develop, commercialize, register, manufacture, have manufactured, hold, or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market, or have sold or otherwise dispose of.

1.21.“Exploitation” means the act of Exploiting a compound, product, or process.

1.22.“FFDCA” means the United States Food, Drug, and Cosmetic Act, as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).

1.23.“Field” means, subject to the exceptions set forth in this Section 1.23 below, the use, development, manufacturing, testing, evaluation or sale of: (i) products,   4***   in the fields of cosmetics, beauty, dermatology and skin care; and (ii) nutraceutical supplements, in each case ((i) and (ii)), in a non-Prescription Presentation.

For the avoidance of doubt, the Field shall include    ***   , including the following, in each case in a non-Prescription Presentation:      ***      . The Field shall also include safety or toxicity testing of articles listed in (i) or (ii) above in this Section 1.23 in non-Prescription Presentations.

For the avoidance of doubt, the Field shall exclude: (w) any medical and pharmaceutical applications,      ***    , including any articles intended for   ***   ; (y) safety or toxicity testing of articles listed in (i) or (ii) above in this Section 1.23 for use in Prescription Presentations; and (z)           ***        tissues for implantation or transplantation onto or into the human body.

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1.24.“Final Report” means the Phase 1 Final Report, the Phase 2 Final Report or the Phase 3 Final Report, as applicable.

1.25.“Improvement” means any modification to a compound, composition, product or technology or to any discovery, device, method of analysis or quantization, process or formulation related to such compound, composition, product or technology, whether or not patented or patentable, including, without limitation, any enhancement in the efficiency, operation, manufacture, ingredients, preparation, presentation, formulation, means of delivery, packaging or dosage of a compound, composition, product or technology, or of any discovery, device, process or formulation related thereto; any discovery or development of any new or expanded indications or applications for a compound, composition, product or technology; any discovery or development that improves the stability, performance, profile, efficiency, safety or efficacy of a compound, composition, product or technology; or any discovery or development of a new dosage regimen for a product or method of use or administration for a compound, composition, product or technology.

1.26.“Inventions” means any ideas, inventions, improvements, discoveries, methods, processes, know how, or other valuable developments, whether or not patentable, conceived or made by employees and/or agents of either Party (either solely or jointly with employees/agents of the other Party) that arise from the work performed under this Agreement.

1.27.“Infringement” shall have the meaning set forth in Section 6.4.1.

1.28.“Joint Program Inventions” shall have the meaning set forth in Section 6.1.1(i).

1.29.“Joint Program Know-How” means any Know-How comprising the Joint Program Inventions.

1.30.“Joint Program Patents” means any Patent covering or claiming the Joint Program Inventions.

1.31.“Joint Program Technology” means Joint Program Know-How and Joint Program Patents, collectively.

1.32.“Joint Skin Model Know-How” means any Know-How comprising Joint Skin Model Technology.

1.33.“Joint Skin Model Patents” means any Patents comprising Joint Skin Model Technology.

1.34.“Joint Skin Model Technology” means any Skin Model Technology that  5***.

1.35.“Joint Steering Report” or “JSC” shall have the meaning set forth in Section 4.1.

1.36.“Know-How” means any Inventions that are not generally known and are not claimed in or covered by Patents.

1.37.“L’Oreal” has the meaning set forth in the preamble hereto.

1.38.“L’Oreal Background Technology” means all Patents and Know-How that are (i) Controlled by L’Oreal or its Affiliates as of the Effective Date or during the Term; and (ii)   ***   for Organovo

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to perform its obligations or exercise its rights hereunder. For clarity, L’Oreal Background Technology excludes     ***      .

1.39.“L’Oreal Licensed Know-How” means all Know-How comprising     ***     .

1.40.“L’Oreal Licensed Patents” means all Patents comprising    ***   .

1.41.“L’Oreal Pre-Existing Items” means those items set forth on Schedule 1.41.

1.42.“L’Oreal Skin Model Technology” means any     ***    . For clarity, L’Oreal Skin Model Technology excludes  ***     .

1.43.“Losses” shall have the meaning set forth in Section 9.1.

1.44.“Media Technology” means any Know-How comprising Program Inventions relating to media      6***      , or Patents covering or claiming    ***    , in each case excluding              ***              .

1.45.“Non-Breaching Party” shall have the meaning set forth in Section 10.4.1.

1.46.“Notice Period” shall have the meaning set forth in Section 10.4.1.

1.47.“Organovo” has the meaning set forth in the preamble hereto.

1.48.“Organovo Background Technology” means all Patents and Know-How that are (a) Controlled by Organovo or its Affiliates as of the Effective Date or during the Term; and (b)   ***   for L’Oreal to perform its obligations or exercise its rights hereunder. For clarity, Organovo Background Technology excludes ***.

1.49.“Organovo Licensed Know-How” means all Know-How comprising    ***      .

1.50.“Organovo Licensed Patents” means all Patents comprising    ***   .

1.51.“Organovo Pre-Existing Items” means those items set forth on Schedule 1.51.

1.52.“Organovo Skin Model Technology” means any Skin Model Technology that   ***     . For clarity, Organovo Skin Model Technology excludes      ***        .

1.53.“Party” and “Parties” have the meaning set forth in the preamble hereto.

1.54.“Patent” means (i) all national, regional and international patents and patent applications, including provisional patent applications, (ii) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from any of these, including divisional, continuations, continuations-in-part, provisional, converted provisional, and requests for continued prosecution, (iii) any and all patents that have issued or in the future issue from the foregoing patent applications ((i) and (ii)), including utility models, petty patents and design patents and certificates of invention, (iv) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((i), (ii) and (iii)), and (v) any similar rights, including

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so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

1.55.“Performance Criteria” means the Phase 1 Performance Criteria, the Phase 2 Performance Criteria or the Phase 3 Performance Criteria, as applicable.

1.56.“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.57.“Phase 1 Deliverables” means those items set forth in the Development Plan to be delivered by Organovo to L’Oreal in accordance with Section 3.4.2.

1.58.“Phase 1 Final Report” shall have the meaning set forth in Section 3.4.1.

1.59.“Phase 1 Performance Criteria” means those specifications and criteria with respect to a Bioprinted   ***   Skin Model set forth in Schedule 1.59, as amended from time to time pursuant to Section 3.3.

1.60.“Phase 1 Program” means the program set forth in the Development Plan to develop a Bioprinted   7***      Skin Model.

1.61.“Phase 2 Deliverables” means those items set forth in the Development Plan to be delivered by Organovo to L’Oreal in accordance with Section 3.4.3.

1.62.“Phase 2 Final Report” shall have the meaning set forth in Section 3.4.1.

1.63.“Phase 2 Performance Criteria” means those specifications and criteria with respect to a Bioprinted  ***   Skin Model set forth in Schedule 1.63, as amended from time to time pursuant to Section 3.3.

1.64.“Phase 2 Program” means the program set forth in the Development Plan to develop a Bioprinted   ***    Skin Model.

1.65.“Phase 3 Deliverables” means those items set forth in the Development Plan to be delivered by Organovo to L’Oreal in accordance with Section 3.4.4.

1.66.“Phase 3 Final Report” shall have the meaning set forth in Section 3.4.1.

1.67.“Phase 3 Performance Criteria” means those specifications and criteria with respect to a Bioprinted   ***     Skin Model set forth in Schedule 1.67, as amended from time to time pursuant to Section 3.3.

1.68.“Phase 3 Program” means the program set forth in the Development Plan to develop a Bioprinted      ***    Skin Model.

1.69.“Platform Technology” means    ****   .

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1.70.“Pre-Existing Items” means the Organovo Pre-Existing Items or the L’Oreal Pre-Existing Items, as applicable.

1.71.“Prescription Presentation” means a presentation of a product, service, device, or treatment approved by applicable Regulatory Authorities for sale only with a prescription from a healthcare provider with authority to prescribe in one or more countries.

1.72.“Program” means the Phase 1 Program, the Phase 2 Program or the Phase 3 Program, as applicable.

1.73.“Program Inventions” means any Information and Inventions conceived, reduced to practice, developed, made or otherwise generated by or on behalf of a Party or its Affiliates or sublicensees (or jointly by or on behalf of a Party, its Affiliate or sublicensee, on the one hand, and by or on behalf of the other Party, its Affiliate or sublicensee, on the other) hereunder during the Term, including all rights, title and interest in and to the intellectual property rights therein.

1.74.“Project Budget” means $8***, or such other amount as the Parties may agree in writing from time to time during the Term.  Any such modification must be approved by both Parties and reflected in a signed Amendment.

1.75.“Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial, or local regulatory agencies, departments, bureaus, commissions, councils, or other government entities regulating or otherwise exercising authority with respect to the Exploitation of the Skin Models in the Territory.

1.76.“Results” shall have the meaning of any Program-related data, in particular, raw data, data analyses, methods, protocols, reports and documents, observations and conclusions, proceedings, results, tissue samples, cell lysates, aspirates or other media, and other deliverables generated, created, developed or implemented within the scope of the Agreement, excluding     ***              .

1.77.“Rules” shall have the meaning set forth in Section 11.5.2.

1.78.“Skin Model” means (i) a bioprinted   ***  skin model, as defined in Schedule 1.59, that the Parties determine has successfully met the Phase 1 Performance Criteria pursuant to Section 3.4.2 (the “Bioprinted   ***   Skin Model”); (ii) a bioprinted   ***   skin model, as defined in Schedule 1.63, that the Parties determine has successfully met the Phase 2 Performance Criteria pursuant to Section 3.4.3 (the “Bioprinted   ***   Skin Model”); or (iii) a bioprinted   ***   skin model, as defined in Schedule 1.67, that the Parties determine has successfully met the Phase 3 Performance Criteria pursuant to Section 3.4.4 (the “Bioprinted ***   Skin Model”).  For clarity, Skin Models do not include skin models that are    ***     from the Skin Models pursued in this Research Collaboration Agreement.

1.79.“Skin Model Technology” means any Know-How comprising any Program Inventions relating to the Skin Model(s) or any Patents covering or claiming such Program Inventions. For clarity, Skin Model Technology excludes        9***                   .

1.80.“Term” shall have the meaning set forth in Section 10.1.

1.81.“Termination Notice” shall have the meaning set forth in Section 10.4.1.

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9	10

1.82.“Territory” means     ***.

1.83.“Third Party” means any Person other than Organovo, L’Oreal and their respective Affiliates.

1.84.“Third Party Claims” shall have the meaning set forth in Section 9.1.

1.85.“Validation Option” shall have the meaning set forth in Section 10.2.

1.86.“Validation and Option Agreement” shall have the meaning set forth in Section 10.2.

1.87.“Termination Notice” shall have the meaning set forth in Section 10.4.1.

1.88.“Third Party Claims” shall have the meaning set forth in Section 9.1.

ARTICLE 2
GRANT OF RIGHTS

2.1.Grants to L’Oreal. Subject to Section 2.3 and Section 2.4, Organovo (on behalf of itself and its Affiliates) hereby grants to L’Oreal and its Affiliates:

2.1.1.a    ***      under the Organovo Background Technology    ***     for L’Oreal to perform its obligations or exercise its rights hereunder in the Field in the Territory;

2.1.2.an     ***     ; and

2.1.3.a ***under the   ***   Technology   ***   for L’Oreal to perform its activities or exercise its rights hereunder in the Territory.

2.1.4.A   ***     under Organovo’s interest in any Program Inventions,    ***   for L’Oreal to perform its activities or exercise its rights hereunder in the Field in the Territory.

2.2.Grants to Organovo. Subject to Section 2.3 and Section 2.4, L’Oreal (on behalf of itself and its Affiliates) hereby grants to Organovo and its Affiliates:

2.2.1.a     ***    under the L’Oreal Background Technology    ***    for Organovo to perform its obligations or exercise its rights hereunder in the Territory;

2.2.2.an     10***             ; and

2.2.3.a     ***                 under the Media Technology   ***   for Organovo to perform its activities or exercise its rights hereunder in the Territory.

2.2.4.an     ***    under the Results    ***    for Organovo to perform its activities or exercise its rights hereunder    ***    and in the Territory.             ***              .

2.2.5.A    ***   under L’Oreal’s  interest in any Program Inventions,   ***   for Organovo to perform its activities or exercise its rights hereunder in the Field in the Territory.

2.3.Retained Rights.

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2.3.1.Neither Party may Exploit the Joint Skin Model Technology except (i) as expressly set forth in the license grants in Sections 2.1 and 2.2 or (ii) as approved in writing by the other Party, such approval not to be unreasonably withheld, conditioned or delayed.

2.4.Sublicenses.

2.4.1.Each Party may exercise its rights and perform its obligations under this Agreement by itself or through the engagement of any of its Affiliates without the other Party’s prior written consent.

2.4.2.Neither Party shall have the right to grant sublicenses under the licenses granted to such Party in Section 2.1 or Section 2.2, as applicable, to any Third Party without the prior written consent of the other Party.

2.5.No Implied License. Except as set forth herein, neither Party shall acquire any license or intellectual property interest, by implication or otherwise, under or to any trademarks, patents or patent applications, know-how, or other intellectual properties owned or Controlled by the other Party. For clarity, any exclusive license granted to each Party under any particular Patents or Know-How Controlled by the other Party shall confer exclusivity to the Party obtaining such license only to the extent the Party granting such license Controls the exclusive rights to such Patent or Know-How.

2.6.Disclosure of Know-How.

2.6.1.Organovo shall and shall cause its Affiliates to,      ***    , disclose and make available to L’Oreal, in whatever form L’Oreal may reasonably request (including by providing copies thereof), all Organovo Licensed Know-How, Joint Skin Model Know-How and all Joint Program Know-How (i) that are in existence as of the Effective Date, promptly after the Effective Date and (ii) that come into existence after the Effective Date, promptly after the earlier of the development, making, conception, or reduction to practice of such Know-How, in each case ((i) and (ii)), solely as are necessary for L’Oreal to exercise its rights or perform its obligations under this Agreement.

2.6.2.L’Oreal shall and shall cause its Affiliates to,     11***    , disclose and make available to Organovo, in whatever form Organovo may reasonably request (including by providing copies thereof), all L’Oreal Licensed Know-How, Joint Skin Model Know-How and all Joint Program Know-How (i) that are in existence as of the Effective Date, promptly after the Effective Date and (ii) that come into existence after the Effective Date, promptly after the earlier of the development, making, conception, or reduction to practice of such Know-How, in each case ((i) and (ii)), solely as are necessary for Organovo to exercise its rights or perform its obligations under this Agreement.

2.7.Exclusivity.

2.7.1.During the Term, neither Party, alone or with or through a Third Party, shall research, develop, manufacture or commercialize (other than pursuant to this Agreement)               ***     .  For clarity, during the Term, Organovo shall be permitted to research, develop, manufacture or commercialize    ***      .

2.7.2.Organovo agrees to supply Skin Models     ***     to L’Oreal and L’Oreal agrees to purchase Skin Models   ***   from Organovo, as provided hereunder, in the Validation and Option Agreement or the Commercial Supply Agreement. L’Oreal agrees not to    ***   , except as expressly permitted hereunder, in

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the Validation and Option Agreement or the Commercial Supply Agreement. Organovo agrees not to    ***       , except as expressly permitted hereunder, in the Validation and Option Agreement or the Commercial Supply Agreement.

2.7.3.If, notwithstanding the foregoing, a court of competent jurisdiction determines that the restrictions set forth in this Section 2.7 are too broad or otherwise unreasonable under Applicable Law, including with respect to duration, geographic scope or space, the Parties intend that this Section 2.7 should be construed to include the maximum restrictions allowable under applicable law.

2.8.Pre-Existing Items.

2.8.1.L’Oreal may use the Organovo Pre-Existing Items only during the Term and solely to perform its obligations or exercise its rights hereunder, and shall not transfer to or permit the Organovo Pre-Existing Items to be used by any Third Party (with the exception of Affiliates) without the prior written consent of Organovo.

2.8.2.Organovo may use the L’Oreal Pre-Existing Items only during the Term and solely to perform its obligations or exercise its rights hereunder, and shall not transfer to or permit the L’Oreal Pre-Existing Items to be used by any Third Party (with the exception of Affiliates) without the prior written consent of L’Oreal.

2.8.3.Upon the expiration or termination of the Agreement, the Parties shall return or destroy the Organovo Pre-Existing Items or the L’Oreal Pre-Existing Items, as applicable, as provided under Section 10.6.2.

ARTICLE 3
DEVELOPMENT ACTIVITIES

3.1.Development.

3.1.1.The Parties shall collaborate on the Phase 1 Program, the Phase 2 Program and the Phase 3 Program, as set forth in the Development Plan.

3.1.2.The Parties shall conduct Development Activities with respect to the Phase 1 Program and the Phase 2 Program concurrently, as provided in the Development Plan. The Parties shall commence Development Activities with respect to the Phase 3 Program as provided in the Development Plan after the Parties have determined, pursuant to Section 3.4.2 and Section 3.4.3, that the Phase 1 Performance Criteria and the Phase 2 Performance Criteria have been satisfied.

3.2.Development Plan.

3.2.1.Attached hereto as Schedule 3.2.1 is the initial plan for the Phase 1 Program, the Phase 2 Program and the Phase 3 Program (the “Development Plan”), which sets forth the timeline, details and allocation of responsibility for development activities between the Parties (such activities, the “Development Activities”). Either Party may propose amendments to the Development Plan at any time to the other Party. Any such amendment shall require a prior mutual written and signed agreement of the Parties. If such amendment materially increases Organovo’s costs and expenses to be incurred hereunder, the Parties shall negotiate in good faith an increase in the Project Budget to account for such cost increase.

3.2.2.Each Party shall perform or cause to be performed, any and all of the Development Activities assigned to it under the Development Plan in good scientific manner and in compliance with all Applicable Law.

3.2.3.If the terms of the Development Plan contradict, or create inconsistencies or ambiguities with, the terms of this Agreement, then the terms of this Agreement shall govern.

3.3.Performance Criteria. Either Party may propose amendments to the Performance Criteria at any time to the other Party. Any such amendment shall require a prior mutual written and signed agreement of the Parties.

3.4.End of Program Meetings.

3.4.1.Within    12***     days following the completion of the Development Activities with respect to each Program, Organovo shall submit to L’Oreal a detailed report regarding its Development Activities with respect to the applicable Program (such report, with respect to the Phase 1 Program, the “Phase 1 Final Report”; with respect to the Phase 2 Program, the “Phase 2 Final Report”; and with respect to the Phase 3 Program, the “Phase 3 Final Report”). Such report shall contain sufficient detail to enable the Parties to assess whether the applicable Performance Criteria have been met with respect to the applicable Program. The Phase 3 Final Report shall also include Organovo’s proposal to L’Oreal as to the price to supply   ***     units of the Skin Model (currently estimated at $***   per unit) under the Validation and Option Agreement.

3.4.2.Within    ***     days following the submission to L’Oreal of the Phase 1 Final Report pursuant to Section 3.4.1, the Parties shall mutually and reasonably determine in good faith whether the Phase 1 Performance Criteria have been met. If the Parties determine that the Phase 1 Performance Criteria have been met, Organovo shall promptly deliver to L’Oreal the Phase 1 Deliverables.  If the Parties mutually and reasonably determine that the Phase 1 Performance Criteria have not been met, Organovo shall have a period of   ***   days (“cure period”) to cure any deficiencies and compliance with the Phase 1 Performance Criteria shall be re-assessed after this cure period.

3.4.3.Within   ***   days following the submission to L’Oreal of the Phase 2 Final Report pursuant to Section 3.4.1, the Parties shall mutually and reasonably determine in good faith whether the Phase 2 Performance Criteria have been met. If the Parties determine that the Phase 2 Performance Criteria have been met, Organovo shall promptly deliver to L’Oreal the Phase 2 Deliverables.  If the Parties mutually and reasonably determine that the Phase 2 Performance Criteria have not been met, Organovo shall have a period of   ***   days (“cure period”) to cure any deficiencies and compliance with the Phase 2 Performance Criteria shall be re-assessed after this cure period.

3.4.4.Within   ***   days of the submission to L’Oreal of the Phase 3 Final Report pursuant to Section 3.4.1, the Parties shall mutually and reasonably determine in good faith whether the Phase 3 Performance Criteria have been met. If the Parties determine that the Phase 3 Performance Criteria have been met, Organovo shall promptly deliver to L’Oreal the Phase 3 Deliverables.  If the Parties mutually and reasonably determine that the Phase 3 Performance Criteria have not been met, Organovo shall have a period of   ***   days (“cure period”) to cure any deficiencies and compliance with the Phase 3 Performance Criteria shall be re-assessed after this cure period.

3.4.5.Subcontracting. Either Party may enter into subcontracts pertaining to the performance of the Agreement, with the prior written consent of the other Party.

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ARTICLE 4
COLLABORATION MANAGEMENT

4.1.Joint Steering Committee. Within   ***    days after the Effective Date, the Parties shall establish a joint steering committee (the “Joint Steering Committee” or “JSC”), which shall consist of 13***   representatives from each of the Parties, each with the requisite experience and seniority to consider issues falling within the jurisdiction of the JSC; provided, however, no such representative may be a principal investigator for any Program. From time to time, each Party may substitute one or more of its representatives to the JSC on written notice to the other Party. The JSC shall oversee, review and monitor the progress on the Development Plan.

4.2.General Provisions Applicable to the JSC.

4.2.1.Procedural Rules. The JSC shall meet quarterly or as otherwise agreed to by the Parties, with the location of such meetings alternating between locations designated by Organovo and locations designated by L’Oreal. The first such meeting shall be designated by Organovo. The JSC shall have the right to adopt such standing rules as shall be necessary for its work, to the extent that such rules are not inconsistent with this Agreement. A quorum of the JSC shall exist whenever there is present at a meeting at least one (1) representative appointed by each Party. Representatives of the Parties on the JSC may attend a meeting either in person or by telephone, video conference or similar means in which each participant can hear what is said by and be heard by, the other participants. Representation by proxy shall be allowed. The JSC shall take action by consensus of the representatives present at a meeting at which a quorum exists, with each Party having a single vote irrespective of the number of representatives of such Party in attendance or by a written resolution signed by at least one (1) representative appointed by each Party. In the event that the JSC does not reach consensus on matter within thirty days of a proposal on a matter, the proposal shall be submitted to the Chief Executive Officers of the Parties for resolution. Other employees or consultants of a Party who are not representatives of the Parties on the JSC may attend meetings of the JSC; provided, however, that such attendees are bound by obligations of confidentiality and non-disclosure at least as protective of the other Party as those set forth in ARTICLE 7.

4.2.2.Limitations on Authority. Without limitation of the foregoing, the Parties hereby agree that matters explicitly reserved to the consent, approval or other decision-making authority of one or both Parties, as expressly provided in this Agreement, are outside the jurisdiction and authority of the JSC, including amendment of or waiver of compliance with this Agreement.

4.2.3.Go / No Go Decisions.   Go / No Go decisions will be made by the JSC following the process and procedures set forth in this Section 4.  The Go / NO Go criteria are set forth in the attached workplans and shall be applied by the JSC in making all Go / No Go decisions.  A “Go” decision will require     ***           , such decision not to be unreasonably withheld.  Any modifications to these criteria must be made by the JSC following the procedures set forth under this section.

ARTICLE 5
PAYMENTS AND RECORDS

5.1.Deliverables and Milestones.

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L’Oreal shall pay Organovo the following non-refundable, non-creditable payments within    ***   days after receiving an invoice to be issued by Organovo upon the delivery of each of the following deliverables or achievement of each of the following milestones:

Milestone/Deliverable	Fee	Invoicing
Project Set Up Fee	$[14]***	To be invoiced ***
Delivery of Phase 1 or Phase 2 Report	$***	To be invoiced ***
***
Initiation of Phase 3	$***	To be invoiced ***
Phase 3 Report	$***	To be invoiced ***
Total	$ ***

5.2.Mode of Payment. All payments to Organovo under this Agreement shall be made in Dollars by wire transfer to such bank account as Organovo may from time to time designate by notice to L’Oreal.

5.3.Taxes.

5.3.1.General. The milestones and other amounts payable by L’Oreal to Organovo pursuant to this Agreement shall be paid free and clear of any and all taxes, except for any withholding taxes required by Applicable Law.

5.3.2.Withholding Tax. If L’Oreal is required to make a payment to Organovo hereunder that is subject to a withholding tax, then L’Oreal shall subtract such withholding payment from its payment to Organovo and timely remit it to the proper governmental authority for the account of Organovo in accordance with Applicable Law. L’Oreal shall provide Organovo with a document evidencing such withholding payment. In the event that exemption or reduction of such withholding payment is available under any double taxation or similar agreement or treaty, L’Oreal shall claim exemption or reduction from such withholding, and Organovo agrees to assist L’Oreal in claiming such exemption or reduction including signing the documents required by the tax authorities.

5.4.Interest on Late Payments. If any payment due to Organovo under this Agreement is not paid when due, then L’Oreal shall pay interest thereon (before and after any judgment) at an annual rate of   15***  , such interest to run from the date on which payment of such sum became due until payment thereof in full together with such interest.

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ARTICLE 6
INTELLECTUAL PROPERTY

6.1.Ownership of Intellectual Property.

6.1.1.Ownership of Technology.

(i)Except as described in Section 6.1.1(ii), 6.1.1(iii) and 6.1.1(iv), ownership of all Program Inventions shall be determined based on   ***    , with each Party    ***    in the Joint Program Technology.

(ii)As between the Parties, Organovo shall own    ***   .

(iii)As between the Parties, L’Oreal shall own    ***     .

(iv)The Parties shall have   ***   of   ***    , with each Party   ***           .

6.2.Control of Intellectual Property. During the Term, neither Party shall enter into or amend any agreement with a Third Party, or include in any such agreement or amendment any restrictive provisions, with an intent to limit its Control of, or to not Control, any Know-How, Patent or other intellectual property right that are subject to the license grants in Section 2.1 or 2.2 as of the Effective Date. Further, when entering into any agreement or amendment with a Third Party relating to any Know-How, Patents or other intellectual property rights that, if Controlled by a Party or its Affiliates, would be subject to the license grants in Section 2.1 or 2.2, each Party shall use good faith efforts to obtain Control of such Know-How, Patents and other intellectual property rights; provided, however, that neither Party shall be obligated to incur any additional expense for such purpose.

6.3.Maintenance and Prosecution of Patents.

6.3.1.Patent Prosecution and Maintenance of     ***     .  As between the Parties, Organovo shall have the first right, but not the obligation, using counsel of its own choice, to prepare, file, prosecute and maintain the   16***   worldwide and to be responsible for any related interference, re-issuance, re-examination and opposition proceedings, (i) with respect to       ***   and (ii) with respect to   ***    . Organovo shall periodically inform L’Oreal of all material steps with regard to the preparation, filing, prosecution and maintenance of    ***     and the   ***     in the Territory, including by providing L’Oreal with a copy of material communications to and from any patent authority in the Territory regarding such    ***     and by providing L’Oreal drafts of any material filings or responses to be made to such patent authorities in the Territory sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for L’Oreal to review and comment thereon. Organovo shall consider in good faith the requests and suggestions of L’Oreal with respect to such drafts and with respect to strategies for filing and prosecuting the   ***   and the    ***   in the Territory. If Organovo decides not to prepare, file, prosecute or maintain an   ***     in a country in the Territory, Organovo shall provide reasonable prior written notice to L’Oreal of such intention and L’Oreal shall thereupon have the option, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution and maintenance of such Patent at its sole cost and expense in such country.

6.3.2.Patent Prosecution and Maintenance of   ***   . As between the Parties, L’Oreal shall have the first right, but not the obligation, using counsel of its own choice, to prepare, file, prosecute and maintain the   ***   worldwide and to be responsible for any related interference, re-issuance, re-examination and opposition proceedings, at its sole cost and expense. If, as between the Parties, L’Oreal decides not to

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prepare, file, prosecute or maintain a   ***   in a country in the Territory, L’Oreal shall provide reasonable prior written notice to Organovo of such intention and Organovo shall thereupon have the option, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution and maintenance of such    ***   at its sole cost and expense in such country.

6.3.3.Cooperation. The non-prosecuting Party shall, and shall cause its Affiliates to, assist and cooperate with the prosecuting Party, as the prosecuting Party may reasonably request from time to time, in the preparation, filing, prosecution and maintenance of the applicable Patents in the Territory under this Agreement, including that the non-prosecuting Party shall, and shall cause its Affiliates to, (i) offer its comments, if any, promptly, (ii) provide access to relevant documents and other evidence and make its employees available at reasonable business hours and (iii) provide the prosecuting Party, upon its request, with copies of any patentability search reports generated by its patent counsel with respect to the applicable Patents, including relevant Third Party patents and patent applications located (provided that neither Party shall be required to provide legally privileged information with respect to such intellectual property unless and until procedures reasonably acceptable to such Party are in place to protect such privilege); provided, further, that (   ***    ) the prosecuting Party shall    ***     .

6.3.4.Patent Term Extension and Supplementary Protection Certificate.

As between the Parties, Organovo shall have the sole right to make decisions regarding, and to apply for, patent term extensions in the Territory, including the United States with respect to extensions pursuant to 35 U.S.C. §156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable, for the     17***       , in each case including whether or not to do so. L’Oreal shall provide prompt and reasonable assistance, as requested by Organovo, including by taking such action as patent holder as is required under any Applicable Law to obtain such extension or supplementary protection certificate.

(i)As between the Parties, L’Oreal shall have the sole right to make decisions regarding, and to apply for, patent term extensions in the Territory, including the United States with respect to extensions pursuant to 35 U.S.C. §156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable, for the       ***          , in each case including whether or not to do so. Organovo shall provide prompt and reasonable assistance, as requested by L’Oreal, including by taking such action as patent holder as is required under any Applicable Law to obtain such extension or supplementary protection certificate.

6.3.5.Common Ownership Under Joint Research Agreements. Notwithstanding anything to the contrary in this ARTICLE 6, neither Party shall have the right to make an election under 35 U.S.C. 102(c) when exercising its rights under this ARTICLE 6 without the prior written consent of the other Party. With respect to any such permitted election, the Parties shall coordinate their activities with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. 100(h).

6.4.Enforcement and Defense of Patents.

6.4.1.Notice. Each Party shall promptly notify the other Party in writing if it becomes aware of any alleged or threatened infringement of the Organovo Licensed Patents, L’Oreal Licensed Patents, Joint Program Patents or Joint Skin Model Patents in any jurisdiction in the Territory (an “Infringement”).

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6.4.2.Enforcement and Defense of        ***      . As between the Parties, Organovo shall have the first right, but not the obligation, to prosecute any Infringement and defend any claim of invalidity or unenforceability with respect to the ***, including as a defense or counterclaim in connection with any Third Party infringement claim, using counsel of its own choice, (i) with respect to the ***   and (ii) with respect to the   ***  . In the event L’Oreal elects not to share in the cost of enforcing the   ***   , Organovo may enforce the     ***      , and will have   ***   to any recovery (after reimbursement of any L’Oreal costs or expenses as described in Section 6.4.5).  In the event Organovo prosecutes any such Infringement or defends any such claim, L’Oreal shall have the right to join as a party to such proceeding in the Territory and participate with its own counsel    ***   ; provided that Organovo shall retain control of such prosecution or defense, including the response to any defense or defense of any counterclaim raised in connection therewith. If Organovo or its designee does not take commercially reasonable steps to prosecute an Infringement or defend an invalidity or unenforceability claim with respect to the    ***     (i) within   ***   days following the first notice provided above with respect to such Infringement or claim (ii) provided such date occurs after the first such notice is provided,   ***   Business Days before the time limit, if any, set forth in

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

appropriate laws and regulations for filing of such action or defense, whichever comes first, then (x) Organovo shall so notify L’Oreal and (y) upon Organovo’s written consent (such consent not to be unreasonably withheld, conditioned or delayed), L’Oreal may prosecute such Infringement or defend such claim in the Field at   ***    .

6.4.3.Enforcement and Defense of   18***    . As between the Parties, L’Oreal shall have the first right, but not the obligation, to prosecute any Infringement and defend any claim of invalidity or unenforceability with respect to the     ***    , including as a defense or counterclaim in connection with any Third Party infringement claim, using counsel of its own choice, at L’Oreal’s sole cost and expense. In the event L’Oreal prosecutes any such Infringement or defends any such claim, Organovo shall have the right to join as a party to such proceeding in the Territory and participate with its own counsel at its sole cost and expense; provided that L’Oreal shall retain control of such prosecution or defense, including the response to any defense or defense of any counterclaim raised in connection therewith. If L’Oreal or its designee does not take commercially reasonable steps to prosecute an Infringement or defend an invalidity or unenforceability claim with respect to the   ***   (i) within   ***   days following the first notice provided above with respect to such Infringement or claim, or (ii) provided such date occurs after the first such notice is provided,   ***   Business Days before the time limit, if any, set forth in appropriate laws and regulations for filing of such action or defense, whichever comes first, then (x) L’Oreal shall so notify Organovo and (y) upon L’Oreal’s written consent (such consent not to be unreasonably withheld, conditioned or delayed), Organovo may prosecute such Infringement or defend such claim    ***   .

6.4.4.Cooperation. The Parties agree to cooperate fully in any Infringement action pursuant to this Section 6.4, including by making the inventors, applicable records and documents (including laboratory notebooks) of the relevant Patents available to the other Party upon reasonable request. Where a Party controls such an action, the other Party shall, and shall cause its Affiliates to, assist and cooperate with the controlling Party, as such controlling Party may reasonably request from time to time, in connection with its activities set forth in this Section, including where necessary, furnishing a power of attorney solely for such purpose or joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence and making its employees available at reasonable business hours; provided that, except with respect to the     19***   , the controlling Party shall reimburse such other Party for its reasonable and

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verifiable out-of-pocket costs and expenses incurred in connection therewith. Unless otherwise set forth herein, the Party entitled to bring any patent infringement litigation in accordance with this Section 6.4 shall have the right to settle such claim; provided that neither Party shall have the right to settle any Infringement litigation under this Section 6.4 in a manner that has a material adverse effect on the rights or interest of the other Party or in a manner that imposes any costs or liability on or involves any admission by, the other Party, without the express written consent of such other Party (which consent shall not be unreasonably withheld, conditioned or delayed); provided, further that the foregoing limitation shall not be deemed to preclude or require the consent of such other Party in connection with a settlement of Infringement that would or may result in reduced Payments hereunder, but would not otherwise fall within the scope of the foregoing limitation. In connection with any activities with respect to an Infringement action prosecuted by a Party pursuant to this Section 6.4 involving Patents Controlled by or licensed under Section 2.1 or Section 2.2, as applicable, to the other Party, the Party controlling such action shall (i) consult with the other Party as to the strategy for the prosecution of such claim, suit or proceeding, (ii) consider in good faith any comments from the other Party with respect thereto and (iii) keep the other Party reasonably informed of any material steps taken and provide copies of all material documents filed, in connection with such action.

6.4.5.Recovery. Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, any recovery realized as a result of such litigation described above in this Section 6.4 (whether by way of settlement or otherwise) shall be allocated to reimburse the Parties for their costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses). Any remainder after such reimbursement is made shall be retained by the Party that has exercised its right to bring the enforcement action.

ARTICLE 7
CONFIDENTIALITY AND NON-DISCLOSURE

7.1.Confidentiality Information. At all times during the Term and for a period of seven (7) years following termination or expiration of this Agreement in its entirety, each Party shall and shall cause its officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a Third Party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement. “Confidential Information” means any technical, business or other information provided by or on behalf of one Party to the other Party in connection with this Agreement, whether prior to, on or after the Effective Date, including the terms of this Agreement (subject to Section 7.3). Notwithstanding the foregoing, Confidential Information constituting Joint Program Know-How, Joint Skin Model Know-How and the terms of this Agreement shall be deemed to be the Confidential Information of both Parties (and both Parties shall be deemed to be the receiving Party and the disclosing Party with respect thereto). Notwithstanding the foregoing, the confidentiality and non-use obligations under this Section 7.1 with respect to any Confidential Information shall not apply to any information that:

7.1.1.is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no breach of this Agreement by the receiving Party;

7.1.2.can be demonstrated by documentation or other competent proof to have been in the receiving Party’s possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such information; provided that the foregoing exception shall not apply with respect to Confidential Information described in the immediately preceding sentence;

7.1.3.is subsequently received by the receiving Party from a Third Party who is not bound by any obligation of confidentiality with respect to such information;

7.1.4.has been published by a Third Party or otherwise enters the public domain through no fault of the receiving Party in breach of this Agreement; or

7.1.5.can be demonstrated by documentation or other competent evidence to have been independently developed by or for the receiving Party without reference to the disclosing Party’s Confidential Information; provided that the foregoing exception shall not apply with respect to Confidential Information described in the immediately preceding sentence.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the receiving Party unless the combination and its principles are in the public domain or in the possession of the receiving Party.

7.2.Permitted Disclosures. Each Party may disclose Confidential Information to the extent that such disclosure is:

7.2.1.made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental or regulatory body of competent jurisdiction or, if in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is otherwise required by law, including by reason of filing with securities regulators; provided, however, that the receiving Party shall first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order or required to be disclosed be held in confidence by such court or governmental or regulatory body or, if disclosed, be used only for the purposes for which the order was issued or such disclosure was required by law; and provided, further, that the Confidential Information disclosed in response to such court or governmental order or as required by law shall be limited to the information that is legally required to be disclosed in response to such court or governmental order or by such law;

7.2.2.made by or on behalf of the receiving Party to a patent authority as may be reasonably necessary or useful for purposes of obtaining or enforcing a Patent; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available; or

7.2.3.made by or on behalf of the receiving Party to potential or actual investors or acquirers as may be necessary in connection with their evaluation of such potential or actual investment or acquisition; provided, however, that such persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this ARTICLE 7 (with a duration of confidentiality and non-use obligations as appropriate that is no less than ten (10) years from the date of disclosure).

7.3.Use of Name. Except as expressly provided herein, neither Party shall mention or otherwise use the name, logo or trademark of the other Party or any of its Affiliates or any of its or their sublicensees (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material or other form of publicity without the prior written approval of such other Party. The restrictions imposed by this Section 7.3 shall not prohibit (i) either Party from making any disclosure identifying the other Party to the extent required in connection with its exercise of its rights or obligations under this Agreement and (ii) either Party from making any disclosure identifying the other Party that is required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted).

7.4.Public Announcements. The Parties have agreed upon the content of one (1) or more press releases which shall be issued substantially in the form(s) attached hereto as Schedule 7.4, the release of which the Parties shall coordinate in order to accomplish such release promptly upon execution of this Agreement. Neither Party shall issue any other public announcement, press release or other public disclosure regarding this Agreement or its subject matter without the other Party’s prior written consent, except for any such disclosure that is, in the opinion of the disclosing Party’s counsel, required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted). In the event a Party is, in the opinion of its counsel, required by Applicable Law or the rules of a stock exchange on which its securities are listed (or to which an application for listing has been submitted) to make such a public disclosure, such Party shall submit the proposed disclosure in writing to the other Party as far in advance as reasonably practicable prior to the anticipated date of disclosure so as to provide a reasonable opportunity to comment thereon. Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement or any amendment hereto that has already been publicly disclosed by such Party or by the other Party, in accordance with this Section 7.4, provided that such information remains accurate as of such time and provided the frequency and form of such disclosure are reasonable.

7.5.Publications. The Parties recognize the desirability of publishing and publicly disclosing the results of and information regarding, activities under this Agreement. Accordingly, either Party shall be free to publicly disclose the results of and information regarding, activities under this Agreement, subject to prior review by the other Party of any disclosure for issues of patentability and protection of its Confidential Information, in a manner consistent with Applicable Law and industry practices, as provided in this Section 7.5. Accordingly, the Party seeking to publish shall provide the other Party with drafts of proposed abstracts, manuscripts or summaries of presentations and the receiving Party shall respond promptly through its designated representative and in any event no later than    ***   days after

receipt of such proposed publication or presentation or such shorter period as may be required by the publication or presentation. Each Party agrees to allow a reasonable period (not to exceed    20***   days) to permit filings for patent protection and to otherwise address issues of Confidential Information or related competitive harm to the reasonable satisfaction of the other Party. Each Party shall not and shall cause each of its Affiliates and its and their licensees and sublicensees not to, make any publications or public disclosures regarding the Skin Models or any Confidential Information of the other Party without the other Party’s prior written consent.

7.6.Return of Confidential Information. Upon the expiration or effective date of the termination of this Agreement for any reason, upon the written request of a Party, the non-requesting Party shall either, at the requesting Party’s election: (i) promptly destroy all copies of any Confidential Information of the requesting Party in the possession or control of the non-requesting Party and confirm such destruction in writing to the requesting Party; or (ii) promptly deliver to the requesting Party, at the non-requesting Party’s sole cost and expense, all copies of such Confidential Information in the possession or control of the non-requesting Party. Notwithstanding the foregoing, the non-requesting Party shall be permitted to retain such Confidential Information (x) to the extent necessary or useful for purposes of performing any continuing obligations or exercising any ongoing rights hereunder and, in any event, a single copy of such Confidential Information for archival purposes and (y) any computer records or files containing such Confidential Information that have been

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created solely by such non-requesting Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such non-requesting Party’s standard archiving and back-up procedures, but not for any other uses or purposes. All Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in Section 7.1.

7.7.Privileged Communications. In furtherance of this Agreement, it is expected that the Parties will, from time to time, disclose to one another privileged communications with counsel, including opinions, memoranda, letters and other written, electronic and verbal communications. Such disclosures are made with the understanding that they shall remain confidential in accordance with this ARTICLE 7, that they will not be deemed to waive any applicable attorney-client or attorney work product or other privilege and that they are made in connection with the shared community of legal interests existing between L’Oreal and Organovo, including the community of legal interests in avoiding infringement of any valid, enforceable patents of Third Parties and maintaining the validity of the21***. In the event of any litigation (or potential litigation) with a Third Party related to this Agreement or the subject matter hereof, the Parties shall, upon either Party’s request, enter into a reasonable and customary joint defense agreement. In any event, each Party shall consult in a timely manner with the other Party before engaging in any conduct (e.g., producing information or documents) in connection with litigation or other proceedings that could conceivably implicate privileges maintained by the other Party. Notwithstanding anything contained in this Section 7.7, nothing in this Agreement shall prejudice a Party’s ability to take discovery of the other Party in disputes between them relating to this Agreement and no information otherwise admissible or discoverable by a Party shall become inadmissible or immune from discovery solely because of this Section 7.7.

ARTICLE 8
REPRESENTATIONS AND WARRANTIES

8.1.Representations and Warranties. L’Oreal and Organovo each represents and warrants to the other, as of the Effective Date, and covenants, that:

8.1.1.It is a duly organized and validly existing corporation under the laws of its jurisdiction of incorporation;

8.1.2.It has full corporate power and authority and has taken all corporate action necessary to enter into and perform this Agreement;

8.1.3.The execution and delivery of this Agreement and the transactions contemplated herein do not violate, conflict with, or constitute a default under its articles of incorporation or similar organizational document, its bylaws, or the terms or provisions of any material agreement or other instrument to which it is a party or by which it is bound, or any order, award, judgment or decree to which it is a party or by which it is bound;

8.1.4.This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity);

8.1.5.This Agreement is its legal, valid and binding obligation, enforceable in accordance with the terms and conditions hereof; and

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8.1.6.To the best of its knowledge, the exercise by the other Party of its rights under Section 2.1 or Section 2.2, as applicable, will not infringe the intellectual property rights of any Third Party.

8.2.DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTION 8.1, EACH PARTY HEREBY DISCLAIMS ANY AND ALL WARRANTIES, CONDITIONS AND TERMS, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING (A) ANY WARRANTY OF QUALITY, PERFORMANCE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, (B) ANY WARRANTY WITH RESPECT TO THE VALIDITY OR ENFORCEABILITY OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY, AND (C) ANY WARRANTY THAT THE PERFORMANCE OF ITS RIGHTS OR OBLIGATIONS HEREUNDER WILL NOT INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF ANY PERSON. NEITHER PARTY MAKES ANY REPRESENTATIONS HEREUNDER OTHER THAN THOSE SET FORTH EXPRESSLY HEREIN.

ARTICLE 9
INDEMNITY

9.1.Indemnification of Organovo. L’Oreal shall indemnify Organovo, its Affiliates and its and their respective directors, officers, employees and agents and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) arising from or occurring as a result of: (i) the breach by L’Oreal of this Agreement; (ii) the gross negligence or willful misconduct on the part of L’Oreal or its Affiliates or its or their respective directors, officers, employees or agents in performing its or their obligations under this Agreement; or (iii) the Exploitation by L’Oreal or any of its Affiliates of the Skin Model in or for the Territory, except, in each case ((i), (ii) and (iii)), for those Losses for which Organovo has an obligation to indemnify L’Oreal pursuant to Section 9.2 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability; provided, however that L’Oreal’s indemnification obligation hereunder with respect to any Loss arising from or occurring as a result of the acts or omissions of a permitted Third Party subcontractor hereunder shall be limited to the indemnification, if any, with respect to such Loss 22***.

9.2.Indemnification of L’Oreal. Organovo shall indemnify L’Oreal, its Affiliates and its and their respective directors, officers, employees and agents and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims arising from or occurring as a result of: (i) the breach by Organovo of this Agreement; (ii) the gross negligence or willful misconduct on the part of Organovo or its Affiliates or its or their respective directors, officers, employees or agents in performing its or their obligations under this Agreement; or (iii) the Exploitation by Organovo or any of its Affiliates of the Skin Model in or for the Territory, except, in each case ((i), (ii) and (iii)), for those Losses for which L’Oreal has an obligation to indemnify Organovo pursuant to Section 9.1 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability; provided, however that Organovo’s indemnification obligation hereunder with respect to any Loss arising from or occurring as a result of the acts or omissions of a permitted Third Party subcontractor hereunder shall be limited to the indemnification, if any, with respect to such Loss        23***                 .

9.3.Special, Indirect and Other Losses. EXCEPT (I) IN THE EVENT OF THE WILLFUL MISCONDUCT OR FRAUD OF A PARTY OR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE 7 OR SECTION 2.7, (II) AS PROVIDED UNDER SECTION 11.10, AND (III) TO THE EXTENT

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ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE 9, NEITHER PARTY NOR ANY OF ITS AFFILIATES OR SUBLICENSEES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR FOR LOSS OF PROFITS SUFFERED BY THE OTHER PARTY.

9.4.Insurance. Each Party shall have and maintain such types and amounts of liability insurance as is normal and customary in the industry generally for Parties similarly situated, and shall upon request provide the other Party with a copy of its policies of insurance in that regard, along with any amendments and revisions thereto.

ARTICLE 10
TERM AND TERMINATION

10.1.Term and Expiration. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance herewith, shall continue in force and effect until the expiration of the negotiation period for the Validation and Option Agreement (as defined in 10.2) (such period, the “Term”).  The Parties shall work together to provide completed and agreed-upon versions of all Schedules and Exhibits hereto within thirty (30) days of the Effective Date.

10.2.Validation and Option Agreement. If the Parties mutually determine pursuant to Section 3.4.4 that the Phase 3 Performance Criteria have been met, upon the expiration of the Term, L’Oreal shall have the   ***  to enter into an agreement with Organovo to perform further testing on the Skin Model (such option, the “Validation Option”) (such agreement, the “Validation and Option Agreement”). In order to exercise the Validation Option, L’Oreal shall provide Organovo with written notice, no later than    ***   days after the Parties mutually determine pursuant to Section 3.4.4 that the Phase 3 Performance Criteria have been met. If L’Oreal exercises the Validation Option, the Parties shall negotiate the terms and conditions of the Validation and Option Agreement reasonably and in good faith by the date that is   ***   months following the date of such notice or such other period as the Parties may agree in writing. The Term shall continue uninterrupted during the negotiation period for the Validation and Option Agreement.  Such agreement shall conform in all material respects with the terms and conditions set forth in Schedule 10.2.

10.3.Commercial Supply Agreement. Upon the expiration of the Validation and Option Agreement, L’Oreal shall have the   ***   to enter into an agreement with Organovo for the commercial supply of Skin Model (such option, the “Commercial Supply Option”) (such agreement, the “Commercial Supply Agreement”). In order to exercise the Commercial Supply Option, L’Oreal shall provide Organovo with written notice, no later than 24***   days after the expiration of the Validation and Option Agreement in accordance with its terms. If L’Oreal exercises the Commercial Supply Option, the Parties shall negotiate the terms and conditions of the Commercial Supply Agreement reasonably and in good faith by the date that is ***   months following the date of such notice or such other period as the Parties may agree in writing. The Term of the Validation and Option Agreement shall continue uninterrupted during the negotiation period for the Commercial Supply Agreement.  Such agreement shall conform in all material respects with the terms and conditions set forth in Schedule 10.3.

10.4.Termination.

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10.4.1.Termination for Material Breach. In the event that either Party (the “Breaching Party”) materially breaches any of its material obligations under this Agreement, in addition to any other right and remedy the other Party (the “Non-Breaching Party”) may have, the Non-Breaching Party may terminate this Agreement by providing   ***  days (or, in the case of a breach of Section 5.1 or 5.2,   ***   days) (the “Notice Period”) prior written notice (the “Termination Notice”) to the Breaching Party and specifying the breach and its claim of right to terminate; provided that (i) the termination shall not become effective at the end of the Notice Period if the Breaching Party cures the breach specified in the Termination Notice during the Notice Period (or, if such default cannot be cured within the Notice Period, if the Breaching Party commences actions to cure such breach within the Notice Period and thereafter diligently continues such actions), and (ii) if either Party initiates a dispute resolution procedure under Section 11.5 as permitted under this Agreement within ***   days following the end of the Notice Period to resolve the dispute for which termination is being sought and is diligently pursuing such procedure, the cure period set forth in this Section 10.4.1 shall be tolled and the termination shall become effective only if such breach remains uncured for ***  days after the final resolution of the dispute through such dispute resolution procedure (or, if the breach cannot be cured within such   *** day period, if the Breaching Party commences actions to cure such breach within such period and thereafter diligently continues such actions).

10.4.2.Termination for Scientific or Technical Infeasibility.   ***.

10.4.3.Termination for Failure to Meet Performance Criteria.   ***    .

10.4.4.Termination for Insolvency. In the event that either Party (i) files for protection under bankruptcy or insolvency laws, (ii) makes an assignment for the benefit of creditors, (iii) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within   ***   days after such filing, (iv) proposes a written agreement of composition or extension of its debts, (v) proposes or is a party to any dissolution or liquidation, (vi) files a petition under any bankruptcy or insolvency act or has any such petition filed against that is not discharged within    25***   days of the filing thereof or (vii) admits in writing its inability generally to meet its obligations as they fall due in the general course, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.

10.5.Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by L’Oreal or Organovo are and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions of the statutes of any other country or jurisdiction, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or such analogous provisions. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the Party hereto that is not a Party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (i) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under clause (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party. The Parties acknowledge and agree that payments made under Sections 5.1 or 5.2 shall not

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(x) constitute royalties within the meaning of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction or (y) relate to licenses of intellectual property hereunder.

10.6.Consequences of Expiration and Termination.

10.6.1.Termination in its Entirety. In the event of expiration or termination of this Agreement for any reason under Section 10.4, all rights and licenses granted by either Party hereunder shall immediately terminate.

10.6.2.Return of Pre-Existing Items. Upon the effective date of the termination of this Agreement for any reason, upon the written request of a Party, the non-requesting Party shall either, at the requesting Party’s election with respect to each Pre-Existing Item that such requesting Party owns: (i) promptly destroy such Pre-Existing Item in the possession or control of the non-requesting Party and confirm such destruction in writing to the requesting Party; or (ii) promptly deliver to the requesting Party, at the non-requesting Party’s sole cost and expense, such Pre-Existing Item in the possession or control of the non-requesting Party.

10.7.Remedies. Except as otherwise expressly provided herein, termination of this Agreement in accordance with the provisions hereof shall not limit remedies that may otherwise be available in law or equity.

10.8.Accrued Rights; Surviving Obligations. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. Without limiting the foregoing, Articles 5 through 7, 9 and 11 and Sections 8.2 and 10.4 through 10.8 of this Agreement shall survive the termination or expiration of this Agreement for any reason.

ARTICLE 11
MISCELLANEOUS

11.1.Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement, when such failure or delay is caused by or results from causes beyond the reasonable control of the non-performing Party, including fires, floods, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority. The non-performing Party shall notify the other Party of such force majeure within    26***    days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use commercially reasonable efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for    ***   days after the date of the occurrence, the Parties shall meet and discuss in good faith how best to proceed.

11.2.Export Control. The rights and obligations of the Parties under this Agreement shall be subject in all respects to United States laws and regulations as shall from time to time govern the license and delivery of technology and products between the United States and other countries, including the United States

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Foreign Assets Control Regulations, Transaction Control Regulations and Expert Control Regulations, as amended, and any successor legislation issued by the Department of Commerce, International Trade Administration, Office of Export Licensing. Without in any way limiting the provisions of this Agreement, each Party agrees that, unless prior authorization is obtained from the Office of Export Licensing, it shall not export, re-export, or transship, directly or indirectly, to any country, any of the technical data disclosed to it by the other party if such export would violate the laws of the United States or the regulations of any department or agency of the United States Government.

11.3.Assignment. Except as expressly provided herein, neither Party may, without the prior written consent of the other Party, sell, transfer, assign, delegate, pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that Organovo may, without such consent, assign this Agreement and its rights and obligations hereunder to an Affiliate, to the purchaser of all or substantially all of its assets to which this Agreement relates, or to its successor entity or acquiror in the event of a merger, consolidation or change in control of Organovo; and provided, further, that L'Oreal may, without such consent, assign this Agreement and its rights and obligations hereunder to an Affiliate, to the purchaser of all or substantially all of its assets to which this Agreement relates, or to its successor entity or acquirer in the event of a merger, consolidation or change in control of L'Oreal. Any attempt to assign, transfer, subcontract or delegate any portion of this Agreement in violation of this Section shall be null and void. All validly assigned and delegated rights and obligations of the Parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of Organovo or L'Oreal, as the case may be. In the event either Party seeks and obtains the other Party's consent to assign or delegate its rights or obligations to another Party, the assignee or transferee shall assume all obligations of its assignor or transferor under this Agreement and the performance of such obligations must be guaranteed in writing by the assignor or transferor.

11.4.Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by applicable law, each Party hereby waives any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

11.5.Dispute Resolution.

11.5.1.The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim related to a Party’s rights or obligations hereunder, including the interpretation, alleged breach, enforcement, termination or validity of this Agreement (each, a "Dispute"). In the event that the Parties are unable, within    27***     days, to reach a resolution, such Dispute shall be referred to designees of the chief executive officers of Organovo and L'Oreal, who shall attempt in good faith to reach a resolution of the Dispute. If the foregoing procedures fail to achieve a mutually satisfactory resolution within   ***   days, then either Party may, by written notice to the other Party, elect to have the matter settled by binding arbitration pursuant to Section 11.5.2.

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11.5.2.Any arbitration under this Agreement shall take place at a location to be agreed by the Parties; provided, however, that in the event that the Parties are unable to agree on a location for an arbitration under this Agreement within    ***   days of the demand therefor, such arbitration shall be held in New York, New York. Any arbitration under this Agreement shall be administered by the American Arbitration Association (or its successor entity) in accordance with the then-current Commercial Rules of the American Arbitration Association including the Procedures for Large, Complex Commercial Disputes (including the Optional Rules for Emergency Measures of Protection), except as modified in this Agreement (the "Rules"). The Parties shall appoint an arbitrator by mutual agreement. If the Parties cannot agree on the appointment of an arbitrator within   ***   days of the demand for arbitration, an arbitrator shall be appointed in accordance with the Rules. The arbitrator shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve the Dispute submitted to such arbitration in accordance with this Agreement; provided, however, that the arbitrator shall not have the power to alter, amend or otherwise affect the terms or the provisions of this Agreement. Judgment upon any award rendered pursuant to this Section may be entered by any court having jurisdiction over the Parties other assets. The arbitrator shall have no authority to award punitive or any other type of damages not measured by a Party's compensatory damages. Each Party shall bear its own costs and expenses and attorneys' fees and an equal share of the arbitrator's fees and any administrative fees of arbitration, unless the arbitrator shall otherwise allocate such costs, expenses and fees between the Parties. The Parties agree that all arbitration awards shall be final and binding on the Parties and their Affiliates. The Parties hereby waive the right to contest the award in any court or other forum. Except to the extent necessary to confirm an award or as may be required by law, neither a Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.

11.5.3.Nothing in this Section 11.5 shall preclude either Party from seeking interim or provisional relief, including without limitation a temporary restraining order, preliminary injunction, or other interim equitable relief concerning a Dispute if necessary to protect the interests of such Party. This Section 11.5 shall be specifically enforceable.

11.6.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

11.7.Notices.

11.7.1.Notice Requirements. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission with answer back confirmation or by internationally-recognized overnight courier to the Parties at the addresses or facsimile numbers specified in Section 11.7.2. All such notices, requests and other communications will (a) if delivered personally to the address as provided in Section 11.7.2, be deemed given upon receipt, (b) if delivered by facsimile to the facsimile number as provided in this Section, be deemed given upon receipt by sender of the answer back confirmation and (c) if delivered by internationally-recognized courier service to the address as provided in Section 11.7.2, be deemed given three (3) Business Days after acceptance by the overnight courier service (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any Party from time to time may change its address, facsimile number or other information for the purpose of notices to that Party by giving notice specifying such change to the other Party. It is understood and agreed that this Section 11.7 is not intended to govern the day-to-day business communications between the Parties performing their duties in the ordinary course under the terms of this Agreement.

11.7.2.Address for Notice.

If to L’Oreal, to:

L’OREAL USA

California Research Center

953 Indiana Street

San Francisco, CA 94107

Attention:   28***

with a copy (which shall not constitute notice) to:

L’OREAL USA

575 5th Ave.

New York, NY 10017

Attention: General Counsel

Phone:   ***

If to Organovo, to:

Organovo Inc.

6275 Nancy Ridge Drive, Suite 110

San Diego, CA 92121

Attention:   29***

with a copy (which shall not constitute notice) to:

Organovo Inc.

6275 Nancy Ridge Drive, Suite 110

San Diego, CA 92121

Attention: General Counsel

11.8.Entire Agreement; Amendments. This Agreement, including the Exhibits hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and may not be amended or modified except by an express declaration in writing signed on behalf of Organovo and L'Oreal by duly authorized officers and referring specifically to this Agreement.

11.9.English Language. This Agreement shall be written and executed in the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control. All notices and other disclosure required of the Parties hereunder shall be in English.

11.10.Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Section 2.7, ARTICLE 6 and ARTICLE 7 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions and that any breach or threatened breach of any provision of such Section or Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law. In the event of a breach

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or threatened breach of any provision of such Section or Articles, the non-breaching Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity. Both Parties agree to waive any requirement that the other (i) post a bond or other security as a condition for obtaining any such relief and (ii) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 11.10 is intended or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

11.11.Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by a Party hereto of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

11.12.No Benefit to Third Parties. Except as provided in ARTICLE 9, the covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns and they shall not be construed as conferring any rights on any other Persons.

11.13.Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including without limitation the execution, delivery, and filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

11.14.Relationship of the Parties. The status of the Parties under this Agreement shall be that of independent contractors. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer, employee, or joint venture relationship between the Parties. Neither Party shall have the right to enter into any agreements on behalf of the other Party, nor shall it represent to any Person that it has any such right or authority.

11.15.References. Unless otherwise specified, (i) references in this Agreement to any Article, Section or Schedule shall mean references to such Article, Section or Schedule of this Agreement, (ii) references in any Section to any clause are references to such clause of such Section and (iii) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently amended, replaced or supplemented from time to time, as so amended, replaced or supplemented and in effect at the relevant time of reference thereto.

11.16.Construction. Except where the context otherwise requires, wherever used the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word "or" is used in the inclusive sense. The term "including" as used herein shall mean including, without limiting the generality of any description preceding such term. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend, or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party.

11.17.Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile, PDF format via email or other electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

[SIGNATURE ON FRONT PAGE]

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the Effective Date.

SCHEDULE 10.2

TERMS OF VALIDATION AND OPTION AGREEMENT

VALIDATION & OPTION AGREEMENT (“V&O Agreement”) TERMS

SECTION I: GENERAL TERMS
Proposed Transaction	The Parties shall perform tests on the Skin Models with the goal of demonstrating that all 3 Skin Models can be fabricated from at least *** different donors
Effective Date	Date of execution of the V&O Agreement
Field	“Field” (as defined in the Research and Collaboration Agreement)
Territory	[30]***
Grant of Rights

Section 2.1 (“Grants to L’Oreal”), Section 2.2 (“Grants to Organovo”), Section 2.3 (“Retained Rights”) and Section 2.4 (“Sublicenses”) of the Research Collaboration Agreement shall be incorporated into the V&O Agreement, mutatis mutandis.

Governance	The Parties shall establish a joint steering committee (“JSC”).
SECTION II: FINANCIAL TERMS
Upfront Payment	L’Oreal shall pay Organovo a non-refundable payment of $*** upon the Effective Date.
Additional Optimization of the Model

In the event that the JSC determines additional optimization of the Skin Models is required, L’Oreal shall pay Organovo an additional Optimization Fee (to include FTE time, costs, etc.), in an amount    ***  .

SECTION III: DEVELOPMENT & SUPPLY
Development Plan

The Parties shall agree upon and attach to the V&O Agreement an initial plan for the development activities to be performed under the V&O Agreement (the “V&O Development Plan”), which sets forth the timeline, details and allocation of responsibility between the Parties. Either Party may propose amendments to the V&O Development Plan at any time.

Supply

Within    ***   following the Effective Date, Organovo shall manufacture and supply to L’Oreal   ***   units of Skin Model, at a price per unit    ***     ; provided that *** of such units of Skin Model shall be manufactured and supplied to L’Oreal within   ***   following the Effective Date.    ***      .

During the Term, L’Oreal shall be permitted to use the Skin Models   ***.

SECTION IV: OTHER TERMS
Intellectual Property	Article 6 (“Intellectual Property”) of the Research Collaboration Agreement shall be incorporated into the V&O Agreement, mutatis mutandis.
Term	The term of the V&O Agreement shall commence on the Effective Date and, unless earlier terminated, shall continue for [31]*** .

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Termination	Section 10.4 (“Termination”) and Section 10.6 (“Consequences of Expiration or Termination”) of the Research Collaboration Agreement shall be incorporated into the V&O Agreement, mutatis mutandis.
Exclusivity	Exclusivity provisions will mirror Section 2.7 of the Research Collaboration Agreement, *** .
Commercial Supply Option

Upon the expiration of the V&O Agreement, L’Oreal shall have the option to enter into an agreement for the commercial supply of Skin Model (“Commercial Supply Agreement”), which option and Commercial Supply Agreement shall conform to the terms and conditions set forth in Section 10.3 and Schedule 10.3 of the Research Collaboration Agreement.

Representations and Warranties	Article 8 (“Representations and Warranties”) of the Research Collaboration Agreement shall be incorporated into the V&O Agreement, mutatis mutandis.
Indemnification	Article 9 (“Indemnity”) of the Research Collaboration Agreement shall be incorporated into the V&O Agreement, mutatis mutandis.
Confidentiality	Article 7 (“Confidentiality and Non-Disclosure”) of the Research Collaboration Agreement shall be incorporated into the V&O Agreement, mutatis mutandis.
Governing Law	New York law

SCHEDULE 10.3

TERMS OF COMMERCIAL SUPPLY AGREEMENT

COMMERCIAL SUPPLY AGREEMENT (“CSA”) TERMS

SECTION I: GENERAL TERMS
Proposed Transaction	Organovo shall grant L’Oreal rights to use and commercialize in the Field the bioprinted skin models for the *** , each as validated pursuant to the V&O Agreement (the “Validated Skin Models”).
Effective Date	Date of execution of the CSA
Field	“Field” (as defined in the Research and Collaboration Agreement)
Co-branding	The Parties [32]***
Grant of Rights

Organovo shall grant L’Oreal licenses under the Organovo Licensed Technology (as defined below)   *** the Validated Skin Models as necessary to enable L’Oreal to conduct the activities outlined in Column (B) of Table 1 below, subject to the retained rights of Organovo to perform its obligations and exercise its rights under the CSA.

L’Oreal shall grant Organovo licenses under the L’Oreal Licensed Technology (as defined below)    ***    .

Licensed Technology	“Organovo Licensed Technology” means *** . “L’Oreal Licensed Technology” means *** .
SECTION II: FINANCIAL TERMS
License Fee	L’Oreal shall pay Organovo *** .
Royalties	Each Party shall pay the other Party royalties *** .
Royalty Term

On a country-by-country basis, each Party’s obligation to pay royalties to the other Party will commence on the date of first commercial sale by or on behalf of such Party of any of the products or services described in Table 1 in such country and expires on the expiration of the last-to-expire patent within the Organovo Licensed Technology (in the event the Party paying such royalties is L’Oreal) or the L’Oreal Licensed Technology (in the event the Party paying such royalties is Organovo), as applicable, in such country that contains a valid claim.

SECTION IV: OTHER TERMS
Supply	Organovo shall supply *** .
Term and Termination

The term of the CSA will expire upon the expiration of the Royalty Term in each of the countries in the Territory, unless earlier terminated in accordance with termination provisions that are typical for agreements similar to the CSA.

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Intellectual Property

Organovo will have the first right to prosecute, maintain, enforce in the Field and defend all patents comprising the    ***   , and the sole right outside the Field. L’Oreal will have the first right to prosecute, maintain, enforce in the Field and defend all patents comprising the      [33]***       .

Representations and Warranties	The CSA would include the representations and warranties that are typical for similar agreements.
Indemnification	The CSA would include indemnification provisions that are typical for similar agreements.
Confidentiality	The CSA would include confidentiality and non-use provisions that are typical for similar agreements.
Governing Law	New York law.

[34] ******	*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Table 1

(A) Organovo	(B) L’Oreal
1.Commercial In Vitro Testing • *** Skin Model • *** Skin Model • *** Skin Model License to Organovo under L’Oreal Licensed Technology *** Royalties: *** . Territory: ***	1.Internal Research & Testing (non-commercial use) • [34]*** Skin Model • *** Skin Model • *** Skin Model License to L’Oreal under Organovo Licensed Technology *** Royalties: *** Territory: ***

2.Internal Product Development and Commercialization (Outside the Field)

• ***  Skin Model (Product Royalty = *** of net sales)

• *** Skin Model (Product Royalty = *** of net sales)

• *** Model (Product Royalty = *** of net sales)

•***

*Net sales shall refer to ***

License to Organovo under L’Oreal Licensed Technology

***

Royalties:   ***

Territory: ***

•Internal Product Development and Commercialization (Inside the Field)

• ***  Skin Model (Product Royalty = *** of net sales)

•  *** Skin Model (Product Royalty = *** of net sales)

•  *** Model (Product Royalty = *** of net sales)

•***

*Net sales shall refer to   ***

License to L’Oreal under Organovo Licensed Technology

***

Royalties: ***

Territory: ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

3.Commercial Tissue Sales

• *** Skin Model (Royalty =   *** of net sales)

•  ***  Skin Model (Royalty = *** of net sales)

•  ***   Model (Royalty = [35]*** of net sales)

*Net sales shall refer to   ***

License to Organovo under L’Oreal Licensed Technology

***

Royalties:

***

Territory:   ***

2.Commercial Tissue Sales

•  *** Skin Model (Royalty =   *** of net sales)

•  ***  Model Royalty =   *** of net sales)

•  ***  Model (Royalty = ***of net sales)

*Net sales shall refer to   ***

License to L’Oreal under Organovo Licensed Technology

***

Royalties:

***

Territory:   ***

3.Therapeutics •Such as wound healing, burn treatments •Burn treatments License to Organovo under L’Oreal Licensed Technology *** Royalties: *** Territory: *** ***	4. Therapeutics •***

[36] ******	*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.